MINRAD INTERNATIONAL, INC.

NOTE SUBSCRIPTION AGREEMENT

                        AGREEMENT made as of the 8th day of February , 2005 by and between the undersigned subscriber (the "Subscriber") and MINRAD INTERNATIONAL, INC., a Nevada corporation (the "Corporation"), having its principal office at 847 Main Street, Buffalo, New York 14203.

                        WHEREAS, the Corporation is offering up to $2,500,000 of its Convertible Promissory Notes (the "Notes") under an interim financing (the "Notes Offering") pursuant to the terms of the Convertible Promissory Note attached hereto as Exhibit A (the "Note Agreement");

                        WHEREAS, as an additional inducement enter into the Note Agreement, the Corporation is offering the Subscriber a warrant ("Warrant") from the Corporation to purchase One Thousand Five Hundred (1,500) shares of the Corporation's Common Stock for every Ten Thousand Dollars ($10,000) of the amount of the Note Agreement, exercisable at a price of $1.75 per share, pursuant to the terms and conditions of the Warrant Agreement attached hereto as Exhibit B (the "Warrant Agreement");

                        WHEREAS, the Warrants referenced above shall be subject to the terms and conditions of the Registration Rights Agreement, attached hereto as Exhibit C; and

                        WHEREAS, the Subscriber is familiar with the Corporation and its operations and desires to purchase Notes in the Notes Offering;

                        NOW, THEREFORE, for and in consideration of the premises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                         1.     Purchase and Sale.

                         (a)     Purchase and Sale of Notes. Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for the dollar amount of Notes set forth on the Subscriber Signature Page at the face amount of the Notes purchased.

                         (b)     Acceptance. By signing the attached Acceptance of Subscription and delivering a copy of this Agreement to the Subscriber, the Corporation hereby accepts the subscription of the Subscriber.

                         (c)     Subscription irrevocable. The subscription of the Subscriber is irrevocable.

                         (d)     Closing and Delivery. The Closing of the transactions covered by this Agreement shall take place at the offices of Hodgson Russ LLP, Suite 2000, One M&T Plaza, Buffalo, NY on, February 16th, 2005, or at such other date as shall be mutually agreed upon in writing by the parties.

                                    (1)     At the Closing, the Subscriber will deliver to the Corporation cash, wire transfer or check payable to the Corporation in an amount equal to the face amount of the Notes subscribed for;

                                   (2)     At the Closing, the Corporation will deliver to the Subscriber one or more fully executed Notes, in the form attached hereto as Exhibit A, in the aggregate face amount subscribed for by the Subscriber;

                                   (3)     Within five business days following the Closing, the Corporation will deliver a second mortgage on the Corporation's facility located at 3950 Schelden Circle, Bethlehem, Pennsylvania 18017, and a security interest in all personal property at that location, in a form substantially similar to the Mortgage and Security Agreement, attached hereto as Exhibit D, that will secure the Notes subscribed for, as described in the Note Agreement and the referenced therein; and

                                   (4)     At the Closing, the parties will exchange completed and fully executed copies of a Warrant, in the form attached hereto as Exhibit B, and the Registration Rights Agreement, attached hereto as Exhibit C, subject to the terms provided in this Agreement.

                         2.     Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to the Subscriber that:

                         (a)     Incorporation. The Corporation is a corporation duly organized and validly existing and in good standing under the laws of the Nevada.

                         (b)     Authorization. All corporate action on the part of the Corporation, its officers and directors necessary for the authorization, execution, delivery and performance of all obligations of the Corporation under this Agreement and for the authorization, issuance and delivery of the Notes and Warrant being sold hereunder has been or will be taken prior to acceptance of this Agreement, and this Agreement, when executed and delivered to the Subscriber shall constitute a binding and enforceable obligation of the Corporation.

                        (c)     Validity of Securities. The Notes and Warrant to be purchased and sold under to this Agreement, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued.

                        3.     Representations and Warranties by the Subscriber. The Subscriber represents and warrants, to the Corporation as follows:

                        (a)     The Subscriber is acquiring the Notes and Warrant for the Subscriber's own account as principal, for investment and not with a view to resale or distribution of all or any part of the Notes or Warrant except in accordance with and as provided for in this Agreement.

                        (b)     Immediately prior to the purchase:

                                (i)     the Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the risks and merits of investment in the Notes; and

                                (ii)     the Subscriber is able to bear the economic risk of the investment (i.e., at the time of investment the Subscriber could afford a complete loss without hardship).

                        (c)     The Subscriber has been informed as to, and is familiar with, the business activities of the Corporation. The Subscriber acknowledges that he has made the decision to invest in the Note and Warrants solely on the basis of publicly available information about the Corporation in the Corporation's filings with the Securities and Exchange Commission, copies of which may be accessed on the Website of the SEC at <www.sec.gov/cgi-bin/srch-edgr> and entering the search string "Technology Acquisition" (the "Public Information"). The Subscriber has been specifically advised that the Form 8-K of the Corporation filed on December 21, 2004, which contains the most recent publicly available financial information on the Corporation, contains only unaudited financial information for periods subsequent to September 30, 2003. It is not anticipated that audited financial statement s for the Corporation's fiscal year ended September 30, 2004 will become publicly available prior to the filing of an amendment to that Form 8-K that is required to be filed not later than February 28, 2005. The Subscriber acknowledges that and that no officer, director, broker-dealer, placement agent, finder or other person affiliated with the Corporation has given Subscriber any information or made any representations, oral or written, other than as provided in the Public Information, on which Subscriber has relied upon in deciding to invest in the Note and Warrant, including without limitation, any information with respect to future operations of the Corporation or the economic returns which may accrue as a result of the purchase of the Note and Warrant. The Subscriber acknowledges having been given the opportunity to review all documents material to an investment in the Notes and Warrant that the Corporation can provide without unreasonable effort or expense.

                        (d)     The Subscriber has had an opportunity to ask questions of, and receive answers from, appropriate representatives of the Corporation, including its officers, concerning the Corporation and its business, and the terms and conditions of the Offering, and to obtain such additional information as the Subscriber deems necessary to verify the accuracy and adequacy of the information the Subscriber has obtained. The Subscriber fully understands that this Offering has not been registered under the Securities Act of 1933 (the "Securities Act") in reliance upon exemptions therefrom, and, accordingly, to the extent that the Subscriber is not supplied with information which would have been contained in a registration statement filed under the Securities Act the Subscriber must rely on the Subscriber's own access to such information.

                        (e)     The Subscriber affirms that the Subscriber is an "accredited investor" as that term is defined and construed pursuant to Rule 501 under the Securities Act because the Subscriber is one or more of the following (check all that apply):

____X_	A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds $1,000,000;
______	A natural person who had an individual income in excess of $200,000 in each of the two most recent years (or a joint income with spouse in excess of $300,000 in each of those years) and who reasonably expects to reach the same income level in the current year;
______	A trust with total assets in excess of $5,000,000, not formed for the specific purpose of purchasing the Notes, and whose purchase is directed by a sophisticated person (as described in applicable regulations promulgated under the Act);
______	A bank or savings and loan association;
______	A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended;
______	An insurance company;
______	An investment company registered under the Investment Company Act of 1940 or a business development company (as defined by said Act), or Small Business Investment Company licensed by the Small Business Administration;
______	An employee benefit plan within the meaning of Title I of ERISA and (A) the investment decision has been made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (B) the plan has total assets in excess of $5,000,000, or (C) the Plan is a self directed plan and its investment decisions are made solely by persons who are accredited investors;
______	A corporation, Massachusetts or similar business trust, partnership, or organization described in 501(c)(3) of the Internal Revenue Code of 1986, as amended, and not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
______	A director or executive officer of the Corporation;
______	An entity all of the investors in which are "accredited investors."

                        (f)     The Subscriber affirms that all information that the Subscriber has provided to the Corporation either directly or indirectly, concerning the Subscriber, the Subscriber's financial position and the Subscriber's knowledge of financial and business matters is accurate and complete as of the date of this Agreement.

                        (g)     The Subscriber fully understands and agrees that the Subscriber must bear the economic risk of the Subscriber's investment in the Notes and Warrant for an indefinite period of time because, among other reasons, the Notes and Warrant have not been registered under the Securities Act, and, therefore, they cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act or, in the opinion of counsel acceptable to the Corporation, an exemption from such registration is available.

                        (h)     The Subscriber understands that no federal or state agency has passed upon the offering of the Notes or made any finding or determination as to the fairness of the offering the Notes.

                        (i)     The Subscriber recognizes that this investment involves a high degree of risk, and the Subscriber has carefully considered whether an investment in the Notes and Warrant is appropriate for the Subscriber. The Subscriber understands that the Notes are Warrant are a suitable investment only for persons who have substantial financial resources and will have no need for liquidity in their investment.

                        (j)     If the Subscription is being made by a person acting in a representative or fiduciary capacity, such person has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity, has full right and power to perform pursuant to this Agreement. The undersigned, will, upon request of the Corporation, furnish the Corporation a true and correct copy of (1) if the Subscriber is a trust, the trust agreement under which it is organized, (2) if the Subscriber is a Partnership, the partnership agreement under which it is organized, and (3) if the Subscriber is a corporation, the Articles of Incorporation and By-laws and a copy (certified by the secretary or other authorized officer) of appropriate corporate resolutions authorizing the specific investment. If the Subscription is being made by a person acting in a representative capacity, the representations and warranties contained in this Agreement, including specifically and without limitation those provided for in paragraph 3(e), shall be deemed to have been made on behalf of the person or persons for whom the undersigned is so purchasing.

                        (k)     The Corporation has not provided to the Subscriber any projections of operating results, revenues, or profits for use in connection with this Notes Offering. If the Subscriber has seen any such projections, the Subscriber understands and agrees that the Subscriber will not rely upon them for purposes of investing in the Notes and Warrant because, among other reasons, the timing, sources and amount of funding to be received by the Corporation is currently uncertain and so that any projections based upon the receipt of such funding will be inherently unreliable.

                        (l)     Subscriber will use its best efforts to keep confidential and not disclose any non-public information received in connection with the Note and Warrant from the Corporation or any of its affiliates or principals, except that Subscriber may disclose such information (i) with the written consent of Corporation, (ii) to Subscriber's affiliates and legal counsel for Subscriber and its affiliates, (iii) to auditors, accounting firms or accountants of Subscriber and its affiliates as may be required in connection with any audit or other review of the books and records of any such entity, and (iv) to any parties as may be required by law, government regulation or order (including without limitation, any regulation or order of an insurance regulatory agency or body), by subpoena or by any other legal, administrative or legislative process. Subscriber also acknowledges and agrees that Subscriber is prohibited from any buying or selling of the Corporation's securities on the basis of this material non-public information until after the information either becomes publicly available by the Corporation (such as in an Amended Report on Form 8-K or in the Corporation's 10-QSB) or ceases to be material, and in no event for at least thirty (30) days from the date hereof.

                        (m)     All representations and warranties set forth above or in any other written statement or document delivered by the Subscriber in connection with the subscription shall be true and correct in all respects on and as of the date of this Agreement and as of the date of acceptance, and they shall survive acceptance and the closing and delivery of the Notes.

                        4.     Indemnification.

                        (a)     Indemnification by Subscriber for misrepresentations. The Subscriber hereby agrees to indemnify and hold harmless the Corporation and the directors, officers and professional advisors of the Corporation, from and against any and all loss, damage, cost, liability or expense, including reasonable attorney's fees, due to or arising out of any misrepresentation or breach of any representation, warranty or covenant of the Subscriber at the time of this Agreement, and from any representation or warranty of the Subscriber becoming false or misleading prior to acceptance of the subscription by the Corporation unless the Subscriber shall have given written notice to the Corporation of such change prior to acceptance.

                        (b)     Indemnification by Subscriber for meritless claims. The Subscriber hereby agrees to indemnify and hold harmless the Corporation and its directors, officers and professional advisors from and against any and all loss, damage, liability, cost and expense, including reasonable attorney's fees, incurred in connection with defending any claim brought for or on behalf of the Subscriber with respect to investment in the Notes if judgment is rendered by a court of competent jurisdiction in favor of such indemnified party against the Subscriber with respect to the matters referred to above.

                        (c)     The foregoing indemnifications shall survive any sale or transfer, or attempted sale or transfer, of the Subscriber's Notes. Notwithstanding the foregoing indemnifications, the Subscriber does not thereby or in any other manner waive any rights granted to the Subscriber under federal, state, or provincial securities laws and regulations.

                        5.     Brokers' Fees. The Corporation and the Subscriber represent and agree that the transactions contemplated by this Agreement have been carried on by the parties directly and without the intervention of any other person in such manner as to give rise to any valid claim against either party for a finder's fee, brokerage commission or other similar payment.

                       6.     Notes and Warrant to be Legended. A restrictive legend in substantially the following form will be imprinted on the Notes and Warrant and stop transfer orders or other appropriate instructions to such effect will be maintained against the transfer of the Notes or Warrant on the transfer records of the Corporation or its transfer agent:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND BLUE SKY LAWS OR AN EXEMPTION THEREFROM IS AVAILABLE AS ESTABLISHED BY A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY.

The transfer the Notes and Warrant will only be effected in accordance with the foregoing legend.

                        7.     Miscellaneous.

                        (a)     Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

                        (b)     State in which Offered. The Notes are offered to and will be purchased by the Subscriber in the State of New York, unless some other state or country where the Notes are offered to the Subscriber is specifically identified in the following space: ________.

                        (c)     Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors, legal representatives and assigns.

                        (d)     No Assignments. The Subscriber agrees that except as provided herein neither the Subscriber nor the Subscriber's legal representatives will sell, assign, encumber or transfer, in any manner whatsoever, this Agreement or its rights under this Agreement.

                        (e)     Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes any prior understandings, oral or written.

                        (f)     Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) days after deposit in the United States Post Office, by registered or certified mail, addressed to a party at its address hereinafter shown below or at such other address as such party may designate by ten (10) days advance written notice to the other party.

                        (g)     Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one counterpart has been signed by each party and delivered to the other party, it being understood that each of the parties need not sign the same counterpart.

                        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

MINRAD INTERNATIONAL, INC.
By:_/S/ Richard Tamulski Richard Tamulski V.P. Finance

SUBSCRIBER
By: /S/Laird Cagan Name: Address: 39 Oak Street Los Altos, CA 94022

SUBSCRIBER
SIGNATURE PAGE

                        IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement for $1,000,000 or smaller amount not less than $500,000 of Notes of the Corporation (the "Offering") on the 8th day of February, 2005.

Subscriber's (and Joint Subscriber's) Name(s) and Residence Address (Please Print or Type)
Laird Cagan
39 Oak Street
	Signature of Subscriber	Los Altos, CA 94022
/S/ Laird Cagan

Telephone: 416-222-8884_

	Taxpayer ID/Social Security No. of Subscriber	Mailing address (if Different From Residence)

Signature of Joint Subscriber (if any)

Telephone: ________________________

Purchaser Representative (if any)
Taxpayer ID/Social Security No. of Joint Subscriber

Please indicate manner in which Notes are to be held:

	Community Property*	Subchapter S Corporation**
	Joint Tenancy*	Partnership**
	Tenancy in Common*	Trust
	Separate Property	Corporation**
X	Individual Ownership	Other (Please Indicate) ____

*     If Notes are to be held in this form, each tenant or other person involved must sign      this Subscription Agreement.

**     If other than calendar year, please state fiscal year end: _________________________

ACCEPTANCE OF SUBSCRIPTION

Dated: February 8, 2005

                        The foregoing Subscription is hereby accepted by Minrad International, Inc. as of the 8th day of February, 2005.

MINRAD INTERNATIONAL, INC.
By:_/S/ Richard Tamulski Name:Richard Tamulski Title: V.P. Finance